UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2026

Aureus Greenway Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-42507	99-0418678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2995 Remington Boulevard Kissimmee, Florida	34744
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 344 4004

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AGH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K regarding the Private Placement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities

As previously disclosed in the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on March 9, 2026 (the “March 9 8-K”), on March 8, 2026, Aureus Greenway Holdings Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional and accredited investors (the “Purchasers”) in connection with a private placement offering of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and/or pre-funded common stock purchase warrants (the “Pre-Funded Warrants”) in lieu thereof to purchase shares of Common Stock (the “Private Placement”).

On March 10, 2026, the Company issued and sold to the Purchasers an aggregate of 3,009,667 shares of Common Stock and/or Pre-Funded Warrants at a purchase price of $3.00 per share (or $3.00 per Pre-Funded Warrant), for gross proceeds of approximately $9.0 million before deducting placement agent fees and other offering expenses.

As described in the March 9 8-K, the Pre-Funded Warrants are immediately exercisable at a nominal exercise price of $0.001 per share, subject to adjustment, and will expire only when exercised in full, and are subject to customary beneficial ownership limitations and other terms and conditions set forth therein.

In connection with the Private Placement, the Company also issued to Dominari Securities LLC, as placement agent (the “Placement Agent”), and to Revere Securities LLC placement agent warrants to purchase a number of shares of Common Stock equal to 8.0% of the aggregate number of shares of Common Stock sold in the Private Placement (inclusive of shares underlying the Pre-Funded Warrants), at an exercise price of $3.00 per share, exercisable immediately upon issuance and expiring five years from the date of issuance, together with certain cash fees and expense reimbursements as previously described in the March 9 8-K.

The securities issued in the Private Placement were offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, and have not been registered under the Securities Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from such registration requirements.

The foregoing description of the Securities Purchase Agreement, the Pre-Funded Warrants, the Registration Rights Agreement and the Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which were filed as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to the March 9 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 9, 2026, the Company issued a press release announcing the execution of a merger agreement by and among the Company, Aureus Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of the Company, Autonomous Power Corporation, a Delaware corporation (“Target”), and Andrew Fox, solely in his capacity as the representative, agent and attorney-in-fact of the stockholders of Target, and Private Placement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the proposed business combination and anticipated benefits thereof, including future financial and operating results, statements related to the expected timing of the completion of the transactions, including the private placements and the expected use of proceeds thereof, the plans, objectives, expectations and intentions of either company or of the combined company following the merger, anticipated future results of either company or of the combined company following the merger, the anticipated benefits and strategic and financial rationale of the merger and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology. The forward-looking statements are based on current expectations and assumptions believed to be reasonable, but there is no assurance that they will prove to be accurate.

Additional factors which could affect future results of the Company and Target can be found in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Neither Target nor the Company undertakes any obligation to update forward-looking statements, except as required by law.

No Offer or Solicitation

This document is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
4.1*	Form of Pre-Funded Common Stock Purchase Warrant (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2026)
4.2*	Form of Placement Agent Warrant, dated March 6, 2026, issued to the Placement Agent and to Revere Securities LLC (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2026)
10.1*	Securities Purchase Agreement, dated as of March 8, 2026, by and among Aureus Greenway Holdings Inc. and the Purchaser named therein (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2026)
10.2*	Registration Rights Agreement, dated as of March 8, 2026, by and among Aureus Greenway Holdings Inc., the Purchaser named therein, and the holders of Placement Agent Warrants named therein (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2026)
10.3*	Placement Agent Agreement, dated as of March 8, 2026, by and between Aureus Greenway Holdings Inc. and Dominari Securities LLC (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on March 9, 2026)
99.1**	Press Release of the Company dated as of March 9, 2026
99.2**	Press Release of the Company dated as of March 11, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Previously filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2026

Aureus Greenway Holdings Inc.

By:	/s/ Matthew J. Saker
Name:	Matthew J. Saker
Title:	Interim Chief Executive Officer and Director